Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 24th day of April, 2008.

/s/ Elizabeth E. Bailey
Elizabeth E. Bailey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/s/ Gerald L. Baliles
Gerald L. Baliles

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/s/ Dinyar S. Devitre
Dinyar S. Devitre

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/s/ Thomas F. Farrell II
Thomas F. Farrell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/s/ Robert E. R. Huntley
Robert E. R. Huntley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/s/ Thomas W. Jones
Thomas W. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/s/ George Muñoz
George Muñoz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Michael E. Szymanczyk, David R. Beran, Denise F. Keane and Sean X. McKessy, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of October, 2008.

/s/ Nabil Y. Sakkab
Nabil Y. Sakkab

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris USA Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Sean X. McKessy his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of October, 2008.

/s/ Gregory A. Cummings
Gregory A. Cummings

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris USA Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Sean X. McKessy his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of October, 2008.

/s/ Craig A. Johnson
Craig A. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris USA Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Sean X. McKessy his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3 for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of October, 2008.

/s/ Peter P. Paoli
Peter P. Paoli